121 State Street Albany, New York 12207 ------ Administration Office: PO Box 750497 Topeka, KS 66675-0497

March 10, 2026                                                                                                                                                                                                                                                                                                     VIA EDGARLINK
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Subj	T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
1940 Act Registration Number: 811‑08726
1933 Act Registration Numbers: 033-83240
CIK: 0000928973
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e‑2 under the Investment Company Act of 1940, as amended (the “Act”), Variable Annuity Account A, a unit investment trust registered under the Act, mailed to its contract owners the annual or semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2‑1 under the Act.

The following annual or semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	February 20, 2026
T. Rowe Price Equity Series, Inc.	0000918294	February 18, 2026
T. Rowe Price Fixed Income Series, Inc.	0000920467	February 18, 2026
T. Rowe Price International Series, Inc.	0000918292	February 18, 2026

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

 /ALISON POLLOCK/

Alison Pollock
Second Vice President, Assistant General Counsel
    and Assistant Secretary
First Security Benefit Life Insurance
   and Annuity Company of New York